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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 1, 1997


                       THE BOEING COMPANY
     (Exact name of registrant as specified in its charter)



         DELAWARE                    1-442                        91-0425694
(State or other jurisdiction    (Commission File Number)        (IRS Employer
   of incorporation)                                       Identification No.)


                  7755 East Marginal Way South
                      Seattle, Washington
            (address of principal executive offices)



Registrant's telephone number, including area code:  (206) 655-2121

                              N/A
 (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

          On July 1, 1997, the Federal Trade Commission announced that it had closed the investigation of the proposed merger between a subsidiary of The Boeing Company and McDonnell Douglas Corporation, concluding that the proposed transaction would not substantially lessen competition or tend to create a monopoly in either defense or commercial aircraft markets.

          A copy of the press release issued by the Federal Trade
Commission on July 1, 1997 with respect to the proposed merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial statements of businesses acquired:

            Not applicable.

            (b) Pro forma financial information:

            Not applicable.

            (c) Exhibits:




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    EXHIBIT NO.                    DESCRIPTION
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     99.1           Press Release issued by the Federal Trade
                    Commission on July 1, 1997.
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                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 2, 1997     THE BOEING COMPANY



                              By:   /s/Theodore J. Collins
                                    Senior Vice President and
                                    General Counsel





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                             EXHIBIT INDEX


      The following exhibits are filed herewith:

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     EXHIBIT
       NO.                                DESCRIPTION
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     99.1           Press Release issued by the Federal Trade
                    Commission on July 1, 1997.
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